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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2009

Fixed-Income Funds

■	ING SPorts Core Fixed Income Fund

■	ING SPorts International Fixed Income Fund (formerly, ING SPorts Core Plus Fixed Income Fund)

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It’s spring again, and with the turn of the season come a few glimmers of hope for the economy and the financial markets. In March, the Obama administration unveiled two new rescue programs that could become important factors in our economic recovery.

The U.S. Treasury announced a plan to remove distressed assets from banks’ balance sheets. The plan aims to finance up to $1 trillion in purchases of distressed and illiquid assets through a Public-Private Investment Program. The Federal Reserve announced that it will purchase up to $300 billion of longer-term Treasury securities, and will substantially expand its existing programs to purchase agency mortgage-backed securities and debt. The aim of these purchases is to keep interest rates low for businesses and home buyers.

Initial market reactions to both announcements have been positive. Optimism has been lifted by the expectation that a comprehensive government effort will finally succeed in breaking a negative feedback loop from falling output and employment to credit market conditions and consumer demand.

Recent tentative signs of moderating decline in some economic indicators such as the U.S. purchasing managers survey, retail sales and housing starts suggest that the current sharp downturn may start decelerating in the next quarter. We expect policy actions to start producing positive effects by the second half of 2009 as financial sector healing begins.

During times of stress it’s important to keep sight of the longer view: your investment goals. You may have felt pressure to “do something” to shift your money into safer investments, which is certainly understandable. Remember, though, that to meet your long-term goals you will need an appropriate mix of capital accumulation potential, income potential and capital preservation potential. We encourage you to talk to your financial advisor to ensure your current portfolio solution reflects your goals and risk tolerance.

While recognizing that we’re still surrounded by troubles, we look ahead hopefully to improving conditions. At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 24, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In our semi-annual report we described global economies entering recession in the aftermath of a financial crisis rooted in unwise mortgage borrowing, lending and investment.

In the maelstrom of September 2008, the U.S. government had ended up as the reluctant arbiter of which major financial institutions would survive and in what form. But, in one case, it pointedly stood aside and let Lehman Brothers go under. This was soon recognized as a major mistake, as a credit crisis quickly lurched towards a credit market collapse. Lending all but seized up. Investors dumped risky asset classes to buy Treasuries or repay debt.

The policy response was huge but initially muddled. Congress passed the Troubled Assets Relief Program (“TARP”), intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets of indeterminate value. But most of the money was used to recapitalize them.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

Many were hopeful as 2009 dawned that these measures would help solidify melting economies and investment markets. But credit conditions remained tight, and equities resumed their fall.

Meanwhile in the real economy, unemployment reached 8.1%, the highest since 1983. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities sank 19% year-over-year. New home sales in January set another record low. Gross domestic product (“GDP”) fell at an annualized rate of 6.3% in the fourth quarter of 2008, the worst performance since 1982. And at the end of February 2009, the U.S. Department of the Treasury (“Treasury”) announced that it would take a 36% stake in Citigroup amid a new wave of concern about major banks’ viability.

Yet in the final weeks of the fiscal year ended March 31, 2009, some of the news got better. Personal spending, retail sales (excluding autos), durable goods orders and at last, new home sales unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to relieve banks of their distressed securities: many people think it might work. And on March 10, 2009 stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way for a rally in risky asset classes to the end of March.

While global equity markets reached the low point of the fiscal year on March 9, 2009, U.S. fixed income markets needed a day longer as the first reaction to sharply rising stocks that day was to sell bonds. But it was really a matter of risk appetite; from that point, high yield and long term bonds in particular registered strong gains. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 4.70% in the second half of the fiscal year, 3.13% for the entire fiscal year and 1.47% after March 10, 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3) lost 12.64% in the second half of the fiscal year, lost 18.56% for the entire fiscal year, but gained 6.61% after March 10, 2009. The yield on the ten-year U.S. Treasury Note, having started the fiscal year at 3.43%, fell as risk appetite vanished by the end of 2008, to 2.24%, the lowest since 1954, but recovered to 2.68% by the end of March 2009. Similarly, the yield on the 90-day U.S. Treasury Bill started at 1.27%, briefly turned negative in December 2008 and ended our fiscal year at 0.20%, still very low historically.

In currencies, dollar weakness reversed itself in mid-July and the currency ultimately benefited from its safe haven status. In the second half of the fiscal year, the dollar gained 9.40% on the euro, 27.90% against the pound, but lost 8.20% to the yen, as much of the period evidenced the unwinding of carry trades against the yen (essentially short yen positions). For the fiscal year, the gains (losses) were 19.60%, 40.40% and (2.00)% against the euro, pound and yen, respectively.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(4) including dividends, returned (30.50)% in the six months ended March 31, 2009, (down 38.10% for the entire fiscal year). The first quarter of 2009 would mark the seventh straight quarter of declining profits for S&P 500® companies. As with stock markets generally, March 9, 2009 marked the low point for the S&P 500® Index, closing at a level not seen since September 1996. From there, the S&P 500® Index recovered 18%, within which the financials component jumped 41%.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In international markets, referring to MSCI indices in local currencies including net dividends, the MSCI Japan® Index(5) fell 29.40% for the six months ended March 31, 2009, (down 36.5% for the entire fiscal year). Export-dependent GDP receded at an annualized 12.10%, the worst since 1974, as exports halved in value in 12 months. The MSCI Europe ex UK® Index(6) slid 30.20% in the six months ended March 31, 2009, (down 40.90% for the entire fiscal year), also depressed by slumping exports, especially in Germany, the world’s biggest exporter. The European Central Bank raised rates as late as July, but ultimately cut back to 1.50%, still above other major central bank rates. The MSCI UK® Index(7) fell 18.20% for the six months ended March 31, 2009 (down 28.5% for the entire fiscal year), having allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.5%, the lowest since its establishment in 1694.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)   The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an

unmanaged index that measures the performance of fixed-income securities.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Christine Hurtsellers* and Richard Kilbride, Portfolio Managers of ING Investment Management Co. — the Adviser.

Performance: For the year ended March 31, 2009, the Fund provided a total return of (2.64)% compared to the Merrill Lynch 1-10 Year Corporate Bond Index(1) (“ML 1-10 Index”) which returned (7.17)% for the same period.

Portfolio Specifics: The Fund’s outperformance during the period was almost entirely attributed to careful credit selection at a time when investment grade credit spreads widened dramatically. The credit markets remained under pressure during the fiscal year as a process of financial de-leveraging and increasing risk aversion continued. Credit spreads deteriorated for almost the entire period since our last report.

As measured by the Merrill Lynch index system, the option adjusted spread of corporate bonds in the portfolio’s benchmark increased from 3.12% over Treasuries on March 31, 2008 to 4.79% on September 30, 2008. Spreads were 6.80% in December 2008 and closed the period, March 31, 2009, at 6.19%. This change in spread was a significant driver of performance in the investment grade bond market. While the figures reveal that there was a slight improvement in the credit environment in December and January, part of this improvement has now reversed.

Over the last year, Federal Reserve Board interest rate policy was in an accommodative posture as economic uncertainties and market illiquidity pressures remained significant. The Fund remained fully invested as compared with its expected level of interest-rate risk. Most of the Fund’s performance, however, came from credit selection, despite significant losses on Lehman Brothers and Genworth debt.

Current Outlook and Strategy: As the period ended, the economic outlook was showing some signs of bottoming out, though the employment situation remained extremely challenged. Our macro themes for the coming months include examining the agitation inside what is really a holding pattern. It is a time of anxiety about the direction forward, which is being determined less and less by economic data. Instead, public policy announcements are moving the markets. The big breakout, which will shift rates and credit spreads outside their recent ranges, will come when the ramifications of policy direction are more apparent.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective January 13, 2009, James Kauffmann was replaced by Christine Hurtsellers as a portfolio manager to the Fund.
(1)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

Top Ten Holdings

as of March 31, 2009

(as a percent of net assets)

Morgan Stanley, 5.300%, due 03/01/13	4.5%
Caterpillar, Inc., 7.900%, due 12/15/18	3.9%
Time Warner, Inc., 6.750%, due 04/15/11	3.8%
Goldman Sachs Group, Inc., 5.250%, due 10/15/13	3.5%
United Technologies Corp., 6.100%, due 05/15/12	3.0%
Colonial Pipeline Co., 7.750%, due 11/01/10	3.0%
Target Corp., 5.875%, due 07/15/16	2.9%
International Business Machines Corp., 5.700%, due 09/14/17	2.9%
Verizon New England, Inc., 6.500%, due 09/15/11	2.9%
BellSouth Corp., 5.200%, due 09/15/14	2.9%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS CORE FIXED INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2009
	1 Year	Since Inception June 8, 2007
ING SPorts Core Fixed Income Fund	(2.64)%	3.28%
ML 1-10 Index(1)	(7.17)%	(3.03	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Fixed Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	The ML 1-10 Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.
(2)	Since inception performance of the index is shown from June 1, 2007.

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts International Fixed Income Fund* (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Chris Diaz and Mike Mata, Portfolio Managers** of ING Investment Management Co. — the Adviser.

Performance: For the year ended March 31, 2009, the Fund provided a total return of (9.88)% including a return of capital of $0.10, compared to the Barclays Capital Global Aggregate Bond ex-U.S. Index(1) and the Merrill Lynch 1-10 Year Corporate Bond Index(2) (“ML 1-10 Index”) which returned (9.70)% and (7.17)%, respectively, for the same period.

Portfolios Specifics: It is hard to recall that in the second quarter of 2008, investors were most worried about inflation as commodities prices spiraled higher with oil nearing $150 a barrel. Within a few short months the specter haunting capital markets globally was deflation and the near meltdown of the banking and securitization engine worldwide. A number of banks, insurance companies, government sponsored enterprises and brokerages collapsed or were rescued by regulators from as far flung places as New York, London, Reykjavik, Dublin and continental Europe.

Economic data continued to show deep contraction in many developed countries. Industrial production in most major economies has fallen at least four months in a row. The International Monetary Fund (“IMF”) now expects the world economy to contract by about one percentage point in 2009 — the first such contraction in 60 years.

By the first quarter of 2009, observers were ready to talk of “green shoots” of stabilization, and indeed there was some good news. A $787 billion “shovel ready” stimulus program passed Congress, and a number of companies issued $347 billion of new debt some of which had Federal Deposit Insurance Corporation (“FDIC”) guarantees. Additionally, the Federal Reserve Board (the “Fed”) started a purchase program of $500 billion of agency residential mortgage-backed securities (“RMBS”) and the outright purchase of U.S. Treasury debt.

On August 1, 2008, the Fund transitioned from an intermediate-maturity, investment-grade strategy to a global strategy. As a result, the Fund was forced to sell illiquid corporate and securitized assets at market prices in order to align with its new strategy. This forced selling led to underperformance relative to its new benchmark, the Barclays Capital Global Aggregate Bond ex U.S. Index.

Prior to the transition the Fund’s duration and yield-curve positions detracted from results, as did its overweights to investment-grade credits. In particular, allocations to banks, insurance companies and brokers hurt results.

Post-transition, the Fund’s performance was driven by our long-standing views of global economic weakness and central bank easings that came to fruition during the past year. Overweight exposures to interest rates in various global markets, particularly in Germany, the UK and Canada, helped returns. The Fund also benefited from changes in global yield curves, including Germany, Canada, the UK and Australia.

The Fund was overweighted to the U.S. dollar, which helped results as the dollar maintained its “safe-haven” status and appreciated. Also contributing to results was the Fund’s positioning for emerging market weakness: the Fund benefited from being underweight the Polish zloty, the Russian ruble and the Hungarian forint.

Current Outlook & Strategy: There has been much debate about whether or not the recession is coming to an end. While some data points have surprised to the upside recently, there is no doubt we are still in the midst of the worst recession in post-war history. In this environment, we maintain the view of lower yields for an extended period of time, as deflation becomes the main concern.

The drop in global industrial production exerts downward pressure on goods prices, which is a bad sign for corporate profits and signals further deflationary risk. To protect domestic businesses various countries are raising tariffs and export subsidies, which are likely to worsen deflationary pressures. Unemployment is still rapidly rising and incomes are declining. Savings rates are going up, which means spending is going down. This will prolong the recession in the United States.

The global credit crisis and economic contraction began in the U.S., and the U.S. will have to lead the world out of the problem. We believe the government will continue to throw large amounts of money at consumers, but whether they can access credit is unknown. All of this will, in our opinion, lead to larger deficits but also to the possibility of better economic growth in the future. We think central banks globally will maintain very low interest rates, as inflation is not a near-term or even medium-term problem.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective March 2, 2009, the Fund had a name and principal investment strategy change. The Fund was formerly known as ING SPorts Core Plus Fixed Income Fund.
**	Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz and Mike Mata as portfolio managers to the Fund.
(1)	The Barclays Capital Global Aggregate Bond ex-U.S. Index provides a broad-based measure of the global investment-grade fixed-rate debt markets, excluding the U.S.
(2)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

Top Ten Holdings

as of March 31, 2009

(as a percent of net assets)

Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	9.5%
Bundesschatzanweisungen, 4.000%, due 09/10/10	4.7%
French Treasury Note, 3.000%, due 01/12/11	4.7%
Spain Government International Bond, 3.250%, due 07/30/10	4.6%
United Kingdom Gilt Bond, 4.750%, due 06/07/10	4.3%
Kreditanstalt fuer Wiederaufbau, 3.125%, due 11/15/10	3.5%
Bundesrepublik Deutschland, 4.250%, due 07/04/18	3.3%
Bundesrepublik Deutschland, 4.250%, due 07/04/39	3.2%
Morgan Stanley, 2.250%, due 03/13/12	1.1%
U.S. Treasury Note, 1.375%, due 03/15/12	1.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS INTERNATIONAL FIXED INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2009
	1 Year	Since Inception June 8, 2007
ING SPorts International Fixed Income Fund	(9.88)%	(2.16)%
Barclays Capital Global Aggregate Bond ex-U.S. Index(1)	(9.70)%	4.81	%(3)
ML 1-10 Index(2)	(7.17)%	(3.03	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts International Fixed Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	The Barclays Capital Global Aggregate Bond ex-U.S. Index provides a broad-based measure of the global investment-grade fixed-rate debt markets, excluding the U.S.
(2)	The ML 1-10 Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.
(3)	Since inception performance of the indices is shown from June 1, 2007.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009
ING SPorts Core Fixed Income Fund	$1,000.00	$1,045.20	0.01%	$0.05	$1,000.00	$1,024.88	0.01%	$0.05
ING SPorts International Fixed Income Fund	$1,000.00	$1,018.00	0.00%	$—	$1,000.00	$1,024.93	0.00%	$—

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Sports Core Fixed Income Fund, and ING Sports International Fixed Income Fund, each a series of ING Separate Portfolios Trust, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from June 8, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of March 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 28, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2009

	ING SPorts Core Fixed Income Fund	ING SPorts International Fixed Income Fund
ASSETS:
Investments in securities at value*	$5,123,101	$3,998,193
Cash	72,743	4,152,090
Cash collateral for futures	43,975	458,547
Foreign currencies at value**	—	51,172
Dividends and interest receivables	82,580	74,283
Unrealized appreciation on forward foreign currency contracts	—	150,858
Upfront payments made on swap agreements	—	9,929
Prepaid expenses	3,462	3,564
Reimbursement due from manager	12,289	57,449

Total assets	5,338,150	8,956,085

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—	64,869
Upfront payments received on swap agreements	—	12,327
Unrealized depreciation on swap agreements	—	10,075
Income distribution payable	25,735	—
Payable for terminated investment contracts	—	12,701
Payable for directors fees	710	650
Other accrued expenses and liabilities	16,311	55,022

Total liabilities	42,756	155,644

NET ASSETS	$5,295,394	$8,800,441

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,571,527	$9,912,380
Distributions in excess of net investment income	(2,941)	(74,299)
Accumulated net realized loss on investments, foreign currency related transactions, futures and swaps	(76,332)	(873,171)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(196,860)	(164,469)

NET ASSETS	$5,295,394	$8,800,441

* Cost of investments in securities	$5,319,961	$4,250,605
** Cost of foreign currencies	$—	$51,105

Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	558,839	1,024,712
Net asset value and redemption price per share	$9.48	$8.59

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2009

	ING SPorts Core Fixed Income Fund	ING SPorts International Fixed Income Fund
INVESTMENT INCOME:
Dividends	$—	$1,012
Interest	258,397	257,628

Total investment income	258,397	258,640

EXPENSES:
Transfer agent fees	308	31
Shareholder reporting expense	11,200	22,628
Registration fees	18,873	19,043
Professional fees	17,312	20,504
Custody and accounting expense	708	94,514
Directors fees	704	421
Offering expense	58,029	45,508
Miscellaneous expense	10,547	23,271

Total expenses	117,681	225,920
Net waived and reimbursed fees	(117,252)	(225,699)

Net expenses	429	221

Net investment income	257,968	258,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	(73,412)	(703,249)
Foreign currency related transactions	—	(959,339)
Futures	1,655	308,170
Swaps	860	(18,769)

Net realized loss on investments, foreign currency related transactions, futures and swaps	(70,897)	(1,373,187)

Net change in unrealized appreciation or depreciation on:
Investments	(295,633)	31,757
Foreign currency related transactions	—	92,539
Futures	(6,495)	20,695
Swaps	3,272	(18,572)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(298,856)	126,419

Net realized and unrealized loss on investments, foreign currency related transactions, futures, and swaps	(369,753)	(1,246,768)

Decrease in net assets resulting from operations	$(111,785)	$(988,349)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SPorts Core Fixed Income Fund		ING SPorts International Fixed Income Fund
	Year Ended March 31, 2009	June 8, 2007(1) to March 31, 2008	Year Ended March 31, 2009	June 8, 2007(1) to March 31, 2008
FROM OPERATIONS:
Net investment income	$257,968	$180,526	$258,419	$334,662
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(70,897)	90,641	(1,373,187)	629,096
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(298,856)	101,996	126,419	(290,888)

Increase (decrease) in net assets resulting from operations	(111,785)	373,163	(988,349)	672,870

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(258,847)	(180,526)	(21,367)	(315,656)
Net realized gains	(98,138)	—	(673,413)	—
Return of capital	—	—	(106,241)	—

Total distributions	(356,985)	(180,526)	(801,021)	(315,656)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,236,591	5,408,566	213,581	10,202,316
Reinvestment of distributions	—	—	15,189	—

	1,236,591	5,408,566	228,770	10,202,316
Cost of shares redeemed	(165,105)	(1,008,525)	(198,489)	—

Net increase in net assets resulting from capital share transactions	1,071,486	4,400,041	30,281	10,202,316

Net increase (decrease) in net assets	602,716	4,592,678	(1,759,089)	10,559,530

NET ASSETS:
Beginning of period	4,692,678	100,000	10,559,530	—

End of period	$5,295,394	$4,692,678	$8,800,441	$10,559,530

Distributions in excess of net investment income at end of period	$(2,941)	$—	$(74,299)	$(13,815)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(2)	Net assets, end of year or period	Expenses, before reductions/additions(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(3)(4)(5)		Expenses, net of all reductions/additions(3)(4)(5)		Net investment income (loss)(3)(4)(5)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)		(%)		(%)	(%)
ING SPorts Core Fixed Income Fund
03-31-09	10.46	0.51	(0.80)	(0.29)	0.51	0.18	—	0.69	9.48	(2.64)	5,295	2.39	0.01		0.01		5.24	87
06-08-07(1) - 03-31-08	10.00	0.42	0.46	0.88	0.42	—	—	0.42	10.46	8.90	4,693	3.73	0.00		0.00		5.04	97

ING SPorts International Fixed Income Fund
03-31-09	10.35	0.25	(1.23)	(0.98)	0.02	0.66	0.10	0.78	8.59	(9.88)	8,800	2.35	0.00	*	0.00	*	2.69	694
06-08-07(1) - 03-31-08	10.00	0.33	0.33	0.66	0.31	—	—	0.31	10.35	6.65	10,560	1.74	0.00		0.00		3.97	791

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for periods less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
*	Amount is less than 0.005%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of two separately managed series: ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) and ING SPorts International Fixed Income Fund (“SPorts International Fixed Income”), formerly, ING SPorts Core Plus Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

Shareholders generally bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Funds do not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Funds under its investment management agreement. The Investment Adviser is absorbing all expenses of operating the Funds, except certain extraordinary expenses. However, the Funds are an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of each Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the Program Sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of each Fund are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.	Illiquid and Restricted Securities. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933

(“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.	Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.	Options Contracts. The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Funds upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market of from the inability of counterparties to meet the terms of the contract.

N.	Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2009, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

O.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2009, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$3,493,773	$1,209,520
SPorts International Fixed Income	9,432,876	8,804,242

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$1,536,386	$2,884,013
SPorts International Fixed Income	35,798,561	41,822,662

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Group’s Debt/Equity ratio.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — SPorts Core Fixed Income (73.31%); SPorts International Fixed Income (97.59%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
SPorts Core Fixed Income	Audit	$4,198
	Miscellaneous	5,576
	Printing	3,224
SPorts International Fixed Income	Custody	32,987
	Miscellaneous	11,499

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of each Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Funds, which include the Funds’ share of any fees and expenses of any underlying funds whose shares are held by the Funds from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment

Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended March 31, 2009 the Funds did not have any loans outstanding under the line of credit.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
SPorts Core Fixed Income
03-31-09	127,728	—	(17,608)	110,120	1,236,591	—	(165,105)	1,071,486
06-08-07(1) - 03-31-08	539,835	—	(101,116)	438,719	5,408,566	—	(1,008,525)	4,400,041
SPorts International Fixed Income
03-31-09	23,040	1,671	(20,090)	4,621	213,581	15,189	(198,489)	30,281
06-08-07(1) - 03-31-08	1,020,091	—	—	1,020,091	10,202,316	—	—	10,202,316

(1)	Commencement of operations

NOTE 10 — CREDIT RISK AND DEFAULTED SECURITIES

Although SPorts International Fixed Income has a diversified portfolio, it may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2009, the Fund did not hold any defaulted securities.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities (Both Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT

RISKS (continued)

settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (SPorts International Fixed Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Credit Risk (Both Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

During the year ended March 31, 2009, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, SPorts International Fixed Income had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management believes that the financial impact to the Funds relating to these events is immaterial.

High-Yield, Lower-Grade Debt Securities Risk (SPorts International Fixed Income). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
SPorts Core Fixed Income	$—	$(2,062)	$2,062
SPorts International Fixed Income	(213,976)	(297,536)	511,512

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2009			Year Ended March 31, 2008
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income
SPorts Core Fixed Income	$352,301	$4,684	$—	$180,526
SPorts International Fixed Income	627,384	67,396	106,241	315,656

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
SPorts Core Fixed Income	$22,794	$(196,860)	$—	$(76,332)	2017
SPorts International Fixed Income	—	(235,700)	(160,116)	(716,123)	2017

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provisions for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and stated departments of revenue.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2009, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
SPorts Core Fixed Income	$0.0461	May 1, 2009	Daily

Effective April 20, 2009, PNC Global Investment Servicing (U.S.) Inc. assumed all account servicing and record-keeping responsibilities for the Funds, replacing DST Systems, Inc. as the transfer agent.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after

November 15, 2008. As of March 31, 2009 management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING IM, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING IM and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING IM has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING IM reported that management of U.S. affiliates of ING Groep N.V., including ING IM (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING IM has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING IM further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING IM has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING IM reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING IM advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING IM reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING IM reported to the Boards that the indemnification commitments made to the ING Funds related to mutual fund trading have been settled and restitution amounts based on calculations prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009

Principal Amount			Value

CORPORATE BONDS/NOTES: 94.3%
Aerospace/Defense: 4.1%
$50,000		McDonnell Douglas Corp., 9.750%, due 04/01/12	$57,253
150,000	C	United Technologies Corp., 6.100%, due 05/15/12	160,949

			218,202

Banks: 17.9%
149,000		Bank of America Corp., 7.400%, due 01/15/11	138,963
150,000		Citigroup, Inc., 5.250%, due 02/27/12	133,754
200,000		Goldman Sachs Group, Inc., 5.250%, due 10/15/13	186,943
50,000		Goldman Sachs Group, Inc., 6.600%, due 01/15/12	49,964
150,000		JPMorgan Chase & Co., 5.375%, due 01/15/14	147,460
50,000		JPMorgan Chase & Co., 5.750%, due 01/02/13	47,794
250,000	C	Morgan Stanley, 5.300%, due 03/01/13	240,598

			945,476

Beverages: 4.3%
142,000	C	Anheuser-Busch Cos., Inc., 5.050%, due 10/15/16	127,799
100,000	C	PepsiAmericas, Inc., 5.625%, due 05/31/11	102,081

			229,880

Chemicals: 1.0%
50,000	C	EI Du Pont de Nemours & Co., 4.875%, due 04/30/14	50,796

			50,796

Computers: 3.5%
31,000	C	Hewlett-Packard Co., 5.400%, due 03/01/17	31,832
150,000	C	International Business Machines Corp., 5.700%, due 09/14/17	155,641

			187,473

Diversified Financial Services: 8.9%
100,000		American Express Credit Corp., 5.875%, due 05/02/13	87,874
50,000		Bear Stearns Cos., Inc., 5.350%, due 02/01/12	49,509
50,000		Caterpillar Financial Services Corp., 5.850%, due 09/01/17	43,511
60,000		General Electric Capital Corp., 1.213%, due 01/20/10	58,203
90,000		General Electric Capital Corp., 5.450%, due 01/15/13	86,744
100,000		General Electric Capital Corp., 5.625%, due 05/01/18	87,100
100,000		International Lease Finance Corp., 5.625%, due 09/20/13	55,994

			468,935

Electric: 2.7%
50,000	C	Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	49,217

Principal Amount			Value

Electric: (continued)
$102,000	C	Public Service Co. of Oklahoma, 6.150%, due 08/01/16	$95,635

			144,852

Food: 6.8%
150,000	C	Campbell Soup Co., 4.500%, due 02/15/19	149,808
100,000	C	Kroger Co., 6.750%, due 04/15/12	105,875
100,000	C	Safeway, Inc., 6.350%, due 08/15/17	102,647

			358,330

Healthcare - Services: 2.8%
150,000	C	WellPoint, Inc., 5.000%, due 01/15/11	150,495

			150,495

Household Products/Wares: 2.0%
100,000	C	Clorox Co., 5.450%, due 10/15/12	102,971

			102,971

Insurance: 1.2%
150,000	C	Genworth Financial, Inc., 5.650%, due 06/15/12	62,895

			62,895

Machinery - Construction & Mining: 3.9%
200,000	C	Caterpillar, Inc., 7.900%, due 12/15/18	207,284

			207,284

Machinery - Diversified: 1.0%
50,000		Deere & Co., 6.950%, due 04/25/14	54,737

			54,737

Media: 6.6%
150,000	C	Comcast Corp., 5.900%, due 03/15/16	145,097
200,000	C	Time Warner, Inc., 6.750%, due 04/15/11	203,077

			348,174

Mining: 1.9%
100,000	@@	BHP Billiton Finance Ltd., 5.125%, due 03/29/12	101,752

			101,752

Oil & Gas: 5.6%
100,000	C	Apache Corp., 5.250%, due 04/15/13	103,651
100,000	@@, C	Conoco Funding Co., 6.350%, due 10/15/11	108,264
85,000	C	XTO Energy, Inc., 4.900%, due 02/01/14	82,664

			294,579

Pipelines: 4.9%
150,000	#, C	Colonial Pipeline Co., 7.750%, due 11/01/10	157,260
100,000		Consolidated Natural Gas Co., 6.000%, due 10/15/10	103,196

			260,456

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Principal Amount			Value

Retail: 4.9%
$50,000	C	McDonald’s Corp., 5.000%, due 02/01/19	$52,105
150,000	C	Target Corp., 5.875%, due 07/15/16	155,840
50,000		Wal-Mart Stores, Inc., 4.550%, due 05/01/13	53,153

			261,098

Savings & Loans: 2.6%
150,000		Golden West Financial Corp., 4.750%, due 10/01/12	139,616

			139,616

Telecommunications: 7.7%
50,000	C	AT&T, Inc., 5.300%, due 11/15/10	51,534
150,000	C	BellSouth Corp., 5.200%, due 09/15/14	151,035
50,000		Cisco Systems, Inc., 4.950%, due 02/15/19	49,288
150,000	C	Verizon New England, Inc., 6.500%, due 09/15/11	155,532

			407,389

		Total Corporate Bonds/Notes (Cost $5,142,615)	4,995,390

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
Federal National Mortgage Association##: 2.1%
100,000		4.750%, due 11/19/12	109,724

		Total U.S. Government Agency Obligations (Cost $102,350)	109,724

ASSET-BACKED SECURITIES: 0.3%
Home Equity Asset-Backed Securities: 0.3%
75,000	C	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37		17,987

		Total Asset-Backed Securities (Cost $74,996)		17,987

		Total Investments in Securities (Cost $5,319,961)*	96.7%	$5,123,101
		Other Assets and Liabilities - Net	3.3	172,293

		Net Assets	100.0%	$5,295,394

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$91,163
Gross Unrealized Depreciation	(288,023)

Net Unrealized Depreciation	$(196,860)

The following table summarizes the inputs used as of March 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	5,123,101	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$5,123,101	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009

Principal Amount			Value

CORPORATE BONDS/NOTES: 7.9%
Banks: 5.8%
$4,000	C, S	Bank of America Corp., 8.000%, due 12/29/49	$1,604
60,000	@@, C, S	HSBC Bank PLC, 1.913%, due 06/29/49	24,600
300,000	@@, S	Kreditanstalt fuer Wiederaufbau, 3.125%, due 11/15/10	307,787
10,000	@@, C, S	Lloyds TSB Bank PLC, 1.438%, due 11/29/49	3,250
100,000	S	Morgan Stanley, 2.250%, due 03/13/12	100,849
64,000	C, S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	43,998
60,000	@@, C, S	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	15,492
13,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	10,310

			507,890

Chemicals: 0.1%
16,000	S	Union Carbide Corp., 7.750%, due 10/01/96	7,194

			7,194

Diversified Financial Services: 1.4%
18,000	S	Countrywide Financial Corp., 5.800%, due 06/07/12	15,643
51,000	S	General Electric Capital Corp., 2.200%, due 06/08/12	51,369
52,000	S	General Electric Capital Corp., 2.250%, due 03/12/12	52,398

			119,410

Electric: 0.4%
42,000	C, S	Commonwealth Edison Co., 6.950%, due 07/15/18	39,374

			39,374

Insurance: 0.0%
7,000	@@, C, S	XL Capital, Ltd., 6.500%, due 12/31/49	1,331

			1,331

Retail: 0.2%
15,159	#, C, S	CVS Lease Pass-through, 6.036%, due 12/10/28	11,421
10,000	C, S	Darden Restaurants, Inc., 5.625%, due 10/15/12	9,345

			20,766

		Total Corporate Bonds/Notes (Cost $800,599)	695,965

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
Federal National Mortgage Association##: 0.0%
1,033	S	0.872%, due 08/25/33	1,002

		Total U.S. Government Agency Obligations (Cost $1,023)	1,002

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 1.5%
U.S. Treasury Bonds: 0.5%
$40,000	S	4.500%, due 05/15/38	$46,713

			46,713

U.S. Treasury Notes: 1.0%
84,000	S	1.375%, due 03/15/12	84,610

			84,610

		Total U.S. Treasury Obligations (Cost $130,100)	131,323

ASSET-BACKED SECURITIES: 0.7%
Home Equity Asset-Backed Securities: 0.7%
25,246	C, S	Ameriquest Mortgage Securities, Inc., 1.872%, due 02/25/33	14,130
184,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	44,127

		Total Asset-Backed Securities (Cost $205,762)	58,257

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.8%
Collateralized Mortgage Obligations: 0.8%
13,569	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.886%, due 08/25/34	11,578
28,981	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.116%, due 03/25/36	19,363
55,943	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.776%, due 04/25/36	38,858

		Total Collateralized Mortgage Obligations (Cost $95,757)	69,799

OTHER BONDS: 34.3%
Foreign Government Bonds: 34.3%
EUR 200,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/18	294,512
EUR 200,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	284,009
EUR 300,000	S	Bundesschatzanweisungen, 4.000%, due 09/10/10	414,837
EUR 300,000	S	French Treasury Note, 3.000%, due 01/12/11	410,128
EUR 595,000	S	Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	837,074
EUR 300,000	S	Spain Government International Bond, 3.250%, due 07/30/10	408,792
GBP 250,000	S	United Kingdom Gilt Bond, 4.750%, due 06/07/10	375,546

		Total Other Bonds (Cost $2,992,664)	3,024,898

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Shares				Value
PREFERRED STOCK: 0.2%
Diversified Financial Services:0.2%
26	#, P, S	Zurich RegCaPS Funding Trust		$16,949

		Total Preferred Stock (Cost $24,700)		16,949

		Total Investments in Securities (Cost $4,250,605)*	45.4%	$3,998,193
		Other Assets and Liabilities - Net	54.6	4,802,248

		Net Assets	100.0%	$8,800,441

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
GBP	British Pound
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$153,453
Gross Unrealized Depreciation	(405,865)

Net Unrealized Depreciation	$(252,412)

The following table summarizes the inputs used as of March 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$11,081
Level 2 — Other Significant Observable Inputs	3,973,593	73,516
Level 3 — Significant Unobservable Inputs	24,600	—

Total	$3,998,193	$84,597

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2009 was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 03/31/08	$177,376	$(1,357)
Net Purchases/(Sales)	(87,690)	—
Accrued Discounts/(Premiums)	(130)	—
Total Realized Gain/(Loss)	(26,934)	—
Total Unrealized Appreciation/(Depreciation)	2,863	—
Net Transfers In/(Out) of Level 3	(40,885)	1,357

Ending Balance at 03/31/09	$24,600	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(11,170). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Industry	Percentage of Net Assets
France	4.7%
Germany	14.7
Italy	9.5
Spain	4.6
United Kingdom	4.8
United States	7.1
Cayman Islands	0.0
Other Assets and Liabilities - Net	54.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

At March 31, 2009 the following forward foreign currency contracts were outstanding for the ING SPorts International Fixed Income Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation (Depreciation)
Australian Dollar AUD 79,560	Buy	4/8/09	51,000	55,287	$4,287
Australian Dollar AUD 177,500	Buy	4/8/09	113,856	123,346	9,490
Australian Dollar AUD 156,273	Buy	4/8/09	103,000	108,596	5,596
Brazilian Real BRL 100,000	Buy	4/29/09	43,346	42,802	(544)
Canadian Dollar CAD 420,400	Buy	4/8/09	325,074	333,443	8,369
Canadian Dollar CAD 95,448	Buy	4/8/09	74,000	75,706	1,706
Canadian Dollar CAD 26,754	Buy	4/8/09	21,000	21,220	220
Canadian Dollar CAD 39,451	Buy	4/8/09	31,000	31,291	291
Canadian Dollar CAD 65,173	Buy	4/8/09	53,000	51,693	(1,307)
Canadian Dollar CAD 53,328	Buy	4/8/09	43,000	42,298	(702)
Swiss Franc CHF 116,398	Buy	4/29/09	104,000	102,318	(1,682)
Swiss Franc CHF 95,178	Buy	4/29/09	85,000	83,665	(1,335)
Danish Krone DKK 345,000	Buy	4/29/09	59,871	61,486	1,615
EU Euro EUR 503,100	Buy	4/8/09	633,508	668,409	34,901
EU Euro EUR 47,797	Buy	4/8/09	60,000	63,502	3,502
EU Euro EUR 520,000	Buy	4/8/09	663,772	690,862	27,090
EU Euro EUR 77,184	Buy	4/8/09	103,000	102,546	(454)
EU Euro EUR 76,380	Buy	4/8/09	103,000	101,477	(1,523)
EU Euro EUR 77,709	Buy	4/8/09	106,000	103,243	(2,757)
British Pound GBP 62,900	Buy	4/29/09	88,108	90,259	2,151
British Pound GBP 66,416	Buy	4/29/09	93,000	95,305	2,305
British Pound GBP 72,714	Buy	4/29/09	103,000	104,342	1,342
British Pound GBP 58,311	Buy	4/29/09	85,000	83,674	(1,326)
British Pound GBP 30,312	Buy	4/29/09	43,000	43,496	496
Japanese Yen JPY 271,626,400	Buy	4/8/09	2,762,798	2,744,429	(18,369)
Japanese Yen JPY 10,470,999	Buy	4/8/09	107,000	105,796	(1,204)
South Korean Won KRW 161,740,800	Buy	4/8/09	105,300	116,975	11,675
Mexican Peso MXN 933,460	Buy	4/8/09	61,000	65,794	4,794
Mexican Peso MXN 615,139	Buy	4/8/09	43,000	43,357	357
Norwegian Krone NOK 550,500	Buy	4/29/09	80,508	81,803	1,295
Norwegian Krone NOK 277,645	Buy	4/29/09	41,000	41,257	257
Norwegian Krone NOK 678,426	Buy	4/29/09	103,000	100,812	(2,188)
New Zealand Dollar NZD 93,421	Buy	4/8/09	46,000	53,265	7,265
New Zealand Dollar NZD 188,493	Buy	4/8/09	107,000	107,472	472
New Zealand Dollar NZD 75,967	Buy	4/8/09	43,000	43,314	314
Polish Zloty PLN 140,500	Buy	4/10/09	36,898	40,370	3,472
Swedish Krona SEK 758,500	Buy	4/29/09	88,921	92,262	3,341
Swedish Krona SEK 347,375	Buy	4/29/09	43,000	42,254	(746)

					$102,466

Australian Dollar AUD 73,000	Sell	4/8/09	46,000	50,728	$(4,728)
Australian Dollar AUD 61,920	Sell	4/8/09	43,000	43,028	(28)
Canadian Dollar CAD 88,543	Sell	4/8/09	69,000	70,229	(1,229)
Canadian Dollar CAD 50,808	Sell	4/8/09	41,000	40,299	701
Swiss Franc CHF 100,300	Sell	4/29/09	84,786	88,168	(3,382)
Swiss Franc CHF 110,047	Sell	4/29/09	93,000	96,736	(3,736)
Swiss Franc CHF 72,158	Sell	4/29/09	64,000	63,430	570
Swiss Franc CHF 49,239	Sell	4/29/09	43,000	43,283	(283)
EU Euro EUR 109,337	Sell	4/8/09	140,000	145,263	(5,263)

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation (Depreciation)
EU Euro EUR 37,778	Sell	4/8/09	49,000	50,191	(1,191)
EU Euro EUR 31,583	Sell	4/8/09	41,000	41,961	(961)
EU Euro EUR 79,213	Sell	4/8/09	107,000	105,241	1,759
EU Euro EUR 78,406	Sell	4/8/09	106,000	104,169	1,831
EU Euro EUR 78,026	Sell	4/8/09	106,000	103,664	2,336
British Pound GBP 73,671	Sell	4/29/09	103,000	105,716	(2,716)
British Pound GBP 63,908	Sell	4/29/09	93,000	91,706	1,294
British Pound GBP 71,810	Sell	4/29/09	104,000	103,045	955
Japanese Yen JPY 9,541,803	Sell	4/8/09	97,000	96,407	593
Japanese Yen JPY 10,451,621	Sell	4/8/09	106,000	105,600	400
Mexican Peso MXN 469,900	Sell	4/8/09	30,523	33,120	(2,597)
Mexican Peso MXN 1,486,264	Sell	4/8/09	104,000	104,757	(757)
Norwegian Krone NOK 551,556	Sell	4/29/09	82,000	81,960	40
Norwegian Krone NOK 418,425	Sell	4/29/09	64,000	62,177	1,823
Norwegian Krone NOK 286,250	Sell	4/29/09	43,000	42,536	464
New Zealand Dollar NZD 92,713	Sell	4/8/09	49,000	52,861	(3,861)
New Zealand Dollar NZD 187,409	Sell	4/8/09	107,000	106,854	146
Swedish Krona SEK 781,801	Sell	4/29/09	96,000	95,096	904
Swedish Krona SEK 785,625	Sell	4/29/09	96,000	95,561	439

					$(16,477)

ING SPorts International Fixed Income Fund Open Futures Contracts on March 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 3-Year Bond	3	06/15/09	$(2,123)
Canada 10-Year Bond	3	06/19/09	3,980
Euro-Bobl 5-Year	2	06/08/09	1,212
Euro-Bund	10	06/08/09	17,798
Euro-Schatz	3	06/08/09	(416)
Japanese Government Bonds 10-Year Mini	17	06/10/09	(13,220)
Long Gilt	4	06/26/09	10,899
U.S. Treasury Long Bond	1	06/19/09	3,341

			$21,471

Short Contracts
U.S. Treasury 10-Year Note	3	06/19/09	$(10,390)

			$(10,390)

ING SPorts International Fixed Income Fund Credit Default Swap Agreements Outstanding on March 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)	06/20/13	USD	11,000	$(286)	$—	$(286)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	5,000	1,432	1,512	(80)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	29,000	8,302	8,417	(115)

							$9,448	$9,929	$(481)

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity /Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 03/31/09 (%)(3)		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	52.05	USD	5,000	$(3,224)	$(1,683)	$(1,541)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	52.05	USD	29,000	(18,697)	(10,644)	(8,053)

								$(21,921)	$(12,327)	$(9,594)

*	In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

(1)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)

The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)	For the reason(s) or why a Fund may sell credit protection, please see NOTE 2, “Significant Accounting Policies” in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING SPorts Core Fixed Income Fund	NII	$0.5116
	STCG	$0.1736
	LTCG	$0.0087

ING SPorts International Fixed Income Fund	NII	$0.0208
	STCG	$0.5923
	LTCG	$0.0659
	ROC	$0.1044

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

ROC - Return of capital

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING SPorts Core Fixed Income Fund	100.00%

ING SPorts International Fixed Income Fund	98.67%

Both Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trustees are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships held by Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	July 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	158	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	May 2007 - Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	158	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	158	Bankers Trust Company, N.A. Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	158	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	158	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	May 2007 - Present	President, Springwell Corporation (March 1989 - Present).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Interested Trustees

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	July 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	158	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001- Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships held by Trustee

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	May 2007	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004)	196	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2005 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Infrastructure Development Equity Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2007 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2007 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2007 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	March 2007 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	March 2007 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2007 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	March 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	March 2007 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment management agreement will remain in effect only if the Board of Trustees (the “Board”) of ING Separate Portfolios Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment management agreement (the “Advisory Contract”) between ING Investment Management Co. (the “Adviser”) and the Trust, on behalf of the Funds.

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Funds. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract for both of the Funds was considered at the same Board meeting, the Trustees considered each Fund’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30,

2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Funds’ Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the ING Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Funds’ Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Funds for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses for the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the form of Advisory Contract; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Funds have only one class of shares available and this class was used for purposes of comparison. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex. In considering the Funds’ Advisory Contract, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Fund Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the

Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2008. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

In considering the reasonableness of each Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board noted that the Funds, which would be utilized as investment vehicles by separately managed accounts (“SMAs”), would charge no advisory fee, but that participants in SMAs eligible to invest in the Funds pay fees to the relevant program sponsor.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board noted Management’s representations that the Funds are pooled vehicles designed for investment by SMAs, and, as such, the Funds would waive all fees, leaving a net expense ratio of zero. The Board considered the Funds’ fee structure as it relates to the services to be provided under Advisory Contract and the potential “fall-out” benefits to the Adviser and its affiliates from its association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser with respect to its profitability. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the

Board concluded that the profits, if any, realized by the Adviser were not excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Fund’s current Advisory Contract for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING SPorts International Fixed Income Fund (formerly, ING SPorts Core Plus Fixed Income Fund)

In considering whether to approve the renewal of the Advisory Contract for ING SPorts International Fixed Income Fund (formerly, ING SPorts Core Plus Fixed Income Fund), the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that: (1) the Fund launched in June 2007 and therefore has had a limited operating history for the purpose of analyzing its performance; and (2) in August 2008, the Fund’s investment focus was changed to reflect that it pursues a global mandate.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) that the Fund’s Adviser charges no management fee and waives all expenses associated with the operation of the Fund because the Fund is designed for exclusive use within SMAs; (2) there are fees charged at the SMA

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

level; and (3) the pricing structure (not including the fees charged by the SMAs investing in the Fund) of the Fund, as compared to its SPG, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund was launched in June 2007 and its investment focus was modified in August 2008, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to individual factors and related conclusions.

ING SPorts Core Fixed Income Fund

In considering whether to approve the renewal of the Advisory Contract for ING SPorts Core Fixed Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) that the Fund’s Adviser charges no management fee and waives all expenses associated with the operation of the Fund because the Fund is designed for exclusive use within SMAs; (2) there are fees charged at the SMA level; and (3) the pricing structure (not including the fees charged by the SMAs investing in the Fund) of the Fund, as compared to its SPG, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFISPORTS	(0309-052809)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $36,000 for year ended March 31, 2009 and $0 for the year ended March 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,300 for the year ended March 31, 2009 and $0 for the year ended March 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,393 in the year ended March 31, 2009 and $4,207 for the year ended March 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 13, 2008

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services—See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre- Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓	✓	Not to exceed $5,000 per Fund during the Pre-
Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.			Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:                 January 1, 2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,040,485 for year ended March 31, 2009 and $1,234,040 for the year ended March 31, 2008.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 5, 2009